Exhibit 10.3

AMENDMENT NO. 1

TO THE

EXECUTIVE OFFICER SEPARATION AGREEMENT AND RELEASE

This Amendment No. 1 (the “Amendment”) to the “Separation Agreement” (defined in R-1 below), is entered into as of September 17, 2021 (the “Amendment Effective Date”), by and between Douglas T. Moore (the “Executive” or “Moore”) and 1847 Goedeker Inc. (the “Company”)) (collectively referred to in this Amendment and the Separation Agreement as the “Parties” or individually referred to as a “Party”).

RECITALS:

R-1. The Executive and the Company are Parties to the Executive Officer Separation Agreement and Release that each signed August 30, 2021 (the “Separation Agreement”).

R-2. The Executive and the Company desire to amend the Separation Agreement as set forth in this Amendment.

R-3. Section 17 of the Separation Agreement provides that the Separation Agreement may be amended in accordance with the terms set forth in Section 17.

NOW THEREFORE, in consideration of the mutual promises contained herein, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

AGREEMENT:

1. Definitions; References. Unless otherwise specifically defined in this Amendment, the terms used in this Amendment, including the Recitals hereto, shall have the meaning assigned to such term in the Separation Agreement as amended by this Amendment.

2. Amendment to the Separation Agreement. The Separation Agreement is hereby amended to insert and include the following section 19.5 immediately after Section 19:

19.5 Section 409A. It is intended that the payments and benefits provided under this Separation Agreement shall be exempt from the application of the requirements of Section 409A of the U.S. Internal Revenue Code of 1986, as amended (“Section 409A”) by reason of one or more of the exceptions in Treas. Reg. 1.409A-1; to the extent not so exempt, it is intended that the payments and benefits provided under this Separation Agreement shall comply with Section 409A. The Parties agree that Executive’s termination of employment shall constitute an involuntary “separation from service” under Treas. Reg. 1.409A-1(n)(1). Notwithstanding the provisions of the immediately preceding sentences in this Section 19.5, the Company does not warrant or otherwise assure that the payments and benefits provided under this Separation Agreement will be considered by the federal Internal Revenue Service (“IRS”) or other appropriate governmental authorities to be exempt from the application of the requirements of Section 409A, and a finding by the IRS or other appropriate governmental authority that the payments and benefits (or any of them) provided under this Separation Agreement are not exempt, either in whole or in part, from the application of the requirements of Section 409A shall be no grounds for the Executive to seek or obtain any form of relief against the Company or rescission or reformation of this Separation Agreement.

3. Effect of this Amendment. This Amendment shall go into effect and become binding on the Parties on the Amendment Effective Date, and, upon the Amendment becoming binding and effective, the amendment set forth in Section 2 above of this Amendment shall be deemed to amend the Separation Agreement retroactive to the date that the Separation Agreement because fully effective and enforceable as provided in Section 14 of the Separation Agreement. Upon this Amendment going into effect and become binding on the Parties, it shall form a part of the Separation Agreement for all purposes, and each Party to the Separation Agreement and to this Amendment shall be bound by this Amendment. From and after the Amendment Effective Date, any reference to the Separation Agreement shall be deemed a reference to the Separation Agreement as amended by this Amendment.

4. Authority. The Company represents and warrants that the undersigned representative of the Company has the authority to act on behalf of the Company and to bind the Company and all who may claim through it to the terms and conditions of this Amendment. The Executive represents and warrants that he has the capacity to act on his/her own behalf and on behalf of all who might claim through him/her to bind them to the terms and conditions of this Amendment.

5. No Representations. The Executive represents that he has had an opportunity to consult with an attorney, and the Executive has carefully read and understands the scope and effect of the provisions of this Amendment. In entering this Amendment, the Executive represents that he has not relied upon any representations or statements made by the Company that are not specifically set forth in this Amendment.

6. ARBITRATION. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AMENDMENT, THEIR INTERPRETATION, AND ANY OF THE MATTERS HEREIN, SHALL BE SUBJECT TO ARBITRATION IN BALLWIN, MISSOURI BEFORE THE JUDICIAL ARBITRATION & MEDIATION SERVICES, INC. (“JAMS”), PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”). THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN ACCORDANCE WITH MISSOURI LAW, AND THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL MISSOURI LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH MISSOURI LAW, MISSOURI LAW SHALL TAKE PRECEDENCE. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AMENDMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.

7. Governing Law. This Amendment is governed by the laws of the State of Missouri, without regard to its principles of conflicts of law.

8. Counterparts. This Amendment may be executed in counterparts and by facsimile, scan or other electronic means, and each counterpart, facsimile or electronic copy shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned.

9. Section Headings. The Section headings (e.g., “Counterparts”) used in this Amendment are inserted for convenience only and shall be disregarded in construing this Amendment.

[The remainder of this page is purposefully blank; the execution page follows.]

IN WITNESS WHEREOF, the Parties have executed this Amendment on the respective dates set forth below.

1847 GOEDEKER INC.

By:	/s/ Albert Fouerti

Name:	Albert Fouerti

Title:	Chief Executive Officer

Dated:	September 20, 2021

DOUGLAS T. MOORE

Signed:	/s/ Douglas T. Moore

Dated:	September 18, 2021

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